UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026 (August 17, 2026)

ELUTIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Firstfield Road, Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ELUT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of Sale of SimpliDerm Business

As previously reported, on July 16, 2026, Elutia Inc., a Delaware corporation (the “Company” or “Elutia”) executed an Asset Purchase Agreement (the “Purchase Agreement”) with Cellution Biologics Inc., a Delaware corporation (“Cellution Biologics”). Subject to the terms and conditions of the Purchase Agreement, Cellution Biologics agreed to purchase substantially all of the assets related to the Company’s business of commercializing, manufacturing, distributing, selling and/or marketing human acellular dermis (hADM) products for use in the field of breast reconstruction under the SimpliDerm® brand (collectively the “SimpliDerm Business”). The assets of the SimpliDerm Business constituted substantially all of the assets of Elutia’s Women’s Health segment.

On August 17, 2026, the parties completed the sale of the SimpliDerm Business. In accordance with the Purchase Agreement, $7.7 million of the purchase price was paid to the Company. The purchase price is subject to possible adjustment based on the outcome of a post-closing inventory valuation and could include up to an additional $3 million in contingent payments potentially payable over the next eighteen months depending on the achievement of certain technology transfer and commercial milestones.

At closing, the Company entered into a non-competition agreement pursuant to which it agreed to be subject to certain restrictive covenants in business lines related to human acellular dermis products for five years, a transition services agreement pursuant to which the Company has agreed to provide certain post-closing transitional support services to Cellution Biologics in connection with the transfer of the SimpliDerm Business for up to six months and other documents and agreements customary for transactions similar to the SimpliDerm Business sale.  Also in connection with the completion of the sale of the SimpliDerm Business assets, the Company amended its Loan and Security Agreement dated August 11, 2026 with Avenue Venture Opportunities Fund II, L.P., as agent, and the lenders party thereto, to release the lien on the assets.

The foregoing description of the Purchase Agreement and the SimpliDerm Business sale does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Purchase Agreement is not intended to provide any other factual information about the Company or Cellution Biologics or their respective owners, subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement: (i) were made solely for purposes of the Purchase Agreement and as of the date of the Purchase Agreement; (ii) were solely for the benefit of the parties to the Purchase Agreement; (iii) may be subject to qualifications and limitations agreed upon by the parties to the Purchase Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts; and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders of the Company. Investors and security holders of the Company should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), related to the SimpliDerm Business purchase price post-closing adjustment for inventory valuation, and the contingent future payments related to technology transfer and commercial milestones. Such statements are subject to the risks of an unfavorable outcome from the post-closing inventory valuation and possible non- or under-achievement of the contingent payment milestones. Any beliefs or assumptions expressed with respect to forward-looking statements are also subject to a number of known and unknown risks, uncertainties and other important factors including those found in the “Risk Factors” and “Forward-Looking Statements” sections of Elutia’s public filings with the Securities and Exchange Commission (“SEC”), including Elutia’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in Elutia’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Elutia’s website at https://investors.elutia.com. Because forward-looking statements are inherently subject to risks and uncertainties and only based on currently available information, you should not rely on these forward-looking statements as predictions of future events. Except as required by law, Elutia disclaims any obligation to publicly update any forward-looking statements.

Item 7.01Regulation FD Disclosure.

On August 18, 2026, Elutia issued a press release announcing the closing of the sale of the SimpliDerm Business, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(b)Pro forma financial information. The unaudited pro forma consolidated financial information of the Company as of June 30, 2026, for the six-month period ended June 30, 2026 and for each of the years ended December 31, 2025 and December 31, 2024 is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

(d)Exhibits.

Exhibit No.	Description

10.1*†

Asset Purchase Agreement, dated July 16, 2026, by and between Cellution Biologics Inc. and Elutia Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 20, 2026).

99.1	Press Release of Elutia Inc. dated August 18, 2026 announcing closing of SimpliDerm Business sale.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Elutia Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL document).

*Certain confidential information contained in this Exhibit, marked in brackets, has been omitted, because it is both not material and of the type of information that the registrant treats as private or confidential.

† Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELUTIA INC.

(Registrant)

Date: August 21, 2026By: /s/ Matthew Ferguson

Matthew Ferguson

Chief Financial Officer